Exhibit 10.26.16

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER FIFTEEN TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Fifteen (this “Amendment”), dated as of July 22, 2020, to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Republic Airways Inc. (as successor by merger to Shuttle America Corporation and f/k/a Republic Airline Inc.) (“Operator”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

WHEREAS, Delta, Operator and Republic are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement pursuant to the terms and conditions set forth in this Amendment; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1)	Defined Terms. All capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2)	Amendments to Certain Provisions. For the period [***], the parties agree to amend the Agreement as follows:

a)	Scheduling [***]. The Scheduling [***] are hereby amended as follows: [***].

b)	[***]

c)	[***]

d)	Aircraft Term [***]. [***]

e)	[***]

3)	[***]

4)	Temporary [***]. With respect to any Aircraft [***]) that Delta requests [***], Delta agrees to [***].

5)	[***]. On or before [***], the parties will mutually agree upon [***].

6)	[***]. Commencing as of [***], Operator shall [***].

7)	Miscellaneous.

A.

This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.	Delta Air Lines, Inc.

By: /s/ Joseph P. Allman	By: /s/ David Garrison
Name: Joseph P. Allman	Name: David Garrison
Title: SVP, CFO	Title: Senior Vice President

Republic Airways Inc.

By: /s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP, CFO

EXHIBIT A

[***]

EXHIBIT B

[***]

EXHIBIT C

[***]

EXHIBIT D

[***]